UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2018

MOREGAIN PICTURES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55297	41-1683548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

117 E. Huntington Dr., Arcadia, CA 91006
(Address of principal executive offices) (Zip Code)

(626) 400-5727
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.

Changes in Registrant’s Certifying Accountant

Effective as of August 31, 2018, TAAD LLP (“TAAD”) resigned as the independent registered public accounting firm engaged to audit the financial statements of Moregain Pictures, Inc., a Nevada corporation (the “Company”).  TAAD’s resignation was approved by the Company’s board of directors (the “Board”) on August 31, 2018.  TAAD had served as the Company’s independent auditors since October 29, 2017.

Prior to TAAD’s resignation, the firm reviewed the Company’s unaudited interim reports for the fiscal quarters ended September 30, 2017, December 31, 2017 and March 31, 2018.  TAAD did not complete an audit of the Company’s financial statements for any fiscal year.

Since TAAD’s engagement on October 29, 2017, and through September 7, 2018, there were no (a) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with TAAD on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to TAAD’s satisfaction, would have caused TAAD to make reference to the subject matter thereof in connection with its reports for such years; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The Company provided TAAD with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) and requested from TAAD a letter addressed to the Securities and Exchange Commission (“SEC”) indicating whether it agrees with such disclosures.  A copy of TAAD’s letter, dated September 7, 2018, is filed herewith as Exhibit 16.1.

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 31, 2018, Richard Pao resigned as Chief Financial Officer and Treasurer of the Company. In connection with his resignation, Mr. Pao relinquished his role as “Principal Financial Officer” of the Company for SEC reporting purposes. Mr. Pao’s resignation was for personal reasons and was not the result of a disagreement with the Company on any matter relating to our operations, policies, or practices.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from TAAD LLP to the Securities and Exchange Commission, dated September 7, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2018	MOREGAIN PICTURES, INC.

	By:	/s/ Jesse Weiner
Name: Jesse Weiner
Title: Chief Executive Officer

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